EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re USEC Inc.
	Case No.	14-10475 (CSS)
	Reporting Period:		31-Mar-14

	Federal Tax I.D. #		52-2107911

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 30 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts	MOR-1a	x
Schedule of Disbursements	MOR-1b	x
Bank Account Information	MOR-1c	x
Copies of bank statements (See Notes to the MOR)			x
Cash disbursements journals (See Notes to the MOR)			x
Statement of Operations (Income Statement)	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt (See Notes to the MOR)			x
Copies of tax returns filed during reporting period (See Notes to the MOR)			x
Summary of Unpaid Post-petition Debts	MOR-4	x
Listing of Aged Accounts Payable (See Notes to the MOR)			x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Payments to Professionals	MOR-6	x
Post Petition Secured Notes Adequate Protection Payments	MOR-6	x
Debtor Questionnaire	MOR-7	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ John R. Castellano		April 30, 2014
Signature of Authorized Individual*		Date

John R. Castellano
Printed Name of Authorized Individual

Chief Restructuring Officer
Title

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR NOTES

In re USEC Inc.
		Case No.	14-10475 (CSS)
		Reporting Period:	31-Mar-14

		Federal Tax I.D. #	52-2107911

Notes to the Monthly Operating Report

GENERAL:
The report includes activity from the following Debtor:

Debtor	Case Number
USEC Inc.	14-10475 (CSS)

Notes to MOR-1b:

Cash disbursements shown are based on a book basis which consider a disbursement made when a check is issued, as opposed to when a check is presented for payment.

Amounts do not include interest on the DIP Loan, which is accrued to the outstanding DIP Loan balance.

Notes to MOR-1c:

All amounts listed represent the bank balances as of the end of the month.

Copies of the bank statements and cash disbursement journals were not included with the MOR but are available upon request.

Cash balances include $9.1 million of Prepetition Collateral that constitutes Cash Collateral from the proceeds of ACP
Cost Reimbursements. This Prepetition Collateral was held by the Debtor until entry of a Final DIP Order, at such time when this Prepetition Collateral would be transferred to the DIP Lender as a reduction of Prepetition Secured
Debt (capitalized terms shall have the meaning ascribed to them in the motion of Debtor for Entry of Interim and Final
Orders authorizing the Debtor to (a) obtain Postpetition Secured Financing and (b) apply Cash Collateral to the
Prepetition Secured Claim of the DIP Lender - Docket #4 filed March 5, 2014).

Notes to MOR-2/3:

The unaudited condensed financial statements as of and for the one month ended March 31, 2014 have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Certain information and notes normally included in financial statements prepared in accordance with GAAP have been omitted. The unaudited condensed financial statements reflect all adjustments which are, in the opinion of management, necessary for a fair statement of the financial results for the interim period.

The Income Statement reflects revenue and expenses that directly correspond to the debtor legal entity, USEC Inc., and does not include non-debtor affiliates and subsidiaries.

Amounts shown in the income statement reflect the full month of March, which includes pre-petition activity.

The Balance Sheet reflect assets, liabilities, and stockholders equity that directly correspond to the debtor legal entity,
USEC Inc., and does not include non-debtor affiliates and subsidiaries.

Notes to MOR-4:

USEC Inc. received an order which allows the payment of pre-petition taxes. The tax walkforward will reflect both pre-petition and post-petition taxes, and the beginning balance for this MOR will reflect accrued taxes as of March 1, 2014.

USEC Inc. does not expect to be required to make any federal or state income tax payments.

USEC Inc. files tax returns and makes tax payments periodically. The tax returns and related payments will be made available upon request.

USEC Inc. is current on all post petition payments other than disputes that arise in the ordinary course of business and amounts expected to be but not yet authorized for payment by the Bankruptcy Court.

Due to the volume of activity the detailed listing of aged post petition payables is not included.

The post petition accounts payable reported represent open and outstanding trade vendor invoices that have been entered into the Debtor's accounts payable system and does not include accruals for invoices not yet received or approved.

The $323,000 credit shown in State & Local: Other Income was received by the Debtor and represents a cash payment received as a check, and was not credited to the Debtor's cash account until April 4, 2014. As a result, no cash receipt was included on MOR 1a or MOR 1c until the deposit is actually credited to the
Debtor's account.

Notes to MOR-5:

Accounts receivable represents amounts due from the Department of Energy (DOE) related to the
Research, Development and Demonstration (RD&D) program for the American Centrifuge Program (ACP).

Notes to MOR-6:

Interest expense on the Debtor-in-Possession (DIP) Facility and Secured Intercompany Loan are accrued to the loan balance and do not result in a cash payment.

Notes to MOR-7:

USEC Inc. has received orders that allow payment of pre-petition taxes and certain pre-petition liabilities such as employee benefits and employee expense reimbursement.

The DIP Lender is the Debtor's non-debtor affiliate, United States Enrichment Corporation subsidiary.
The Debtor allocates corporate overhead charges incurred to its non-debtor affiliate, United States Enrichment
Corporation. As such, the Debtor is allowed to apply the monthly allocation against the outstanding DIP borrowings.
As of March 31, 2014, the Debtor has approximately $2.5 million of allocated corporate overhead outstanding that will be applied against future DIP borrowings.

		MOR-1a

In re USEC Inc.
	Case No.	14-10475 (CSS)
	Reporting Period:	31-Mar-14

	Federal Tax I.D. #	52-2107911

Schedule of Cash Receipts
(000's)
		TIME PERIOD:
		3/5/2014 - 3/31/2014

Debtor	Case Number	Cash Receipts
USEC Inc.	14-10475 (CSS)	$9,080

Total Cash Receipts		$9,080

		MOR-1b

In re USEC Inc.
	Case No.	14-10475 (CSS)
	Reporting Period:	31-Mar-14

	Federal Tax I.D. #	52-2107911

Schedule of Disbursements
(000's)
		TIME PERIOD:
		3/5/2014 - 3/31/2014
		(see Notes to the MOR related to MOR-1b)
Debtor	Case Number	Disbursements
USEC Inc.	14-10475 (CSS)	$3,904

Total Disbursements		$3,904

			MOR-1c

In re USEC Inc.
	Case No.		14-10475 (CSS)
	Reporting Period:		31-Mar-14

	Federal Tax I.D. #		52-2107911

Bank Account Information
(000's)

Legal Entity	Bank	Bank Account	Bank Balance
USEC Inc.	JP Morgan Chase	XX6272	$3,385
USEC Inc.	JP Morgan Chase	XX5349	$0
USEC Inc.	JP Morgan Chase	XX4574	$10,075
USEC Inc.	JP Morgan Chase	XX6241	$175
USEC Inc.	JP Morgan Chase	XX7309	$0
USEC Inc.	JP Morgan Chase	XX2733	$0
USEC Inc.	Merrill Lynch	XX3365	$0
USEC Inc.	JP Morgan Chase	XX2733	$0

Total USEC Bank Account Balances, per statements			$13,635

			MOR-2
In re USEC Inc.
		Case No.	14-10475 (CSS)
		Reporting Period:	31-Mar-14

		Federal Tax I.D. #	52-2107911

Statement of Operations (Income Statement)
(000's)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Note: Income Statement shown is for the full month of March, which includes pre-petition activities.

	USEC Inc.
	14-10475 (CSS)
Revenue
Separative Work Units	—
Uranium	—
U. S. Government Contracts and Other	—
Revenue	—

Cost of Sales
Separative Work Units
Production Costs	—
Purchase Costs	—
Change in Inventory	—
Non Production Pension Expense	—
	—
ARO Accretion Expense	—
Uranium	—
U. S. Government Contracts and Other	—
Cost of Sales	—

Gross Profit
Separative Work Units	—
Uranium	—
U. S. Government Contracts and Other	—
Gross Profit	—

Gross Margin %	—

Special Charges	—
Advanced Technology Costs	11,676
Selling, General and Administrative	2,978
Other (Income) Expense, Net	(9,078)
Intercompany Cost Recovery	(7,269)
Operating Income (Loss)	1,693

Interest Expense	(145)
Interest (Income)	(5)
Reorganization Costs	4,114
Income (Loss) from Continuing Ops before Taxes	(2,271)
Provision (benefit) for Income Taxes	(1,038)
Net Income (Loss)	(1,333)
Equity in earnings (Loss) of non-filing entities	(17,544)

NET INCOME (LOSS) ATTRIBUTABLE TO USEC INC.	(18,777)

			MOR-3
In re USEC Inc.
		Case No.	14-10475 (CSS)
		Reporting Period:	31-Mar-14

		Federal Tax I.D. #	52-2107911

Balance Sheet
(000's)
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from post-petition obligations.

	USEC Inc.
	14-10475 (CSS)
ASSETS		LIABILITIES & STOCKHOLDERS' EQUITY

CURRENT ASSETS		CURRENT LIABILITIES
Cash and cash equivalents	13,900	Short-term debt (DIP)	—
Short-term investments		Accounts payable and accrued liabilities	18,000
Accounts receivable		Total Current Liabilities	18,000
Customers	—
DOE	17,400	OTHER LIABILITIES
Inventories		Postretirement health and life benefit obligations	—
Separative work units	—	Pension benefit liabilities	26,200
Uranium	—	Deferred revenue and advances	—
Uranium provided by customers	—	Other liabilities	24,600
Materials & Supplies	200	Total Other Liabilities	50,800
Total Inventories	200
		LIABILITIES SUBJECT TO COMPROMISE	1,000,800
Restricted assets held on behalf of DOE	—
		TOTAL LIABILITIES	1,069,600
Deferred Costs Related to Deferred Revenue	—
Receivable from non-filing entity	2,500	STOCKHOLDERS' EQUITY
Other	11,300	Common stock, par value $.10 per share	500
Total Current Assets	45,300	Excess of capital over par value	149,300
		Treasury stock	(34,300)
PROPERTY, PLANT AND EQUIPMENT		Accumulated other comprehensive income (Loss)	(68,900)
Construction work in progress	—	Equity in Subsidiary	484,800
Leasehold improvements	1,700	Retained earnings	(1,039,900)
Machinery & equipment	8,400	Total Stockholders' Equity	(508,500)
	10,100
Less: Accumulated depreciation & amortization	(8,500)	TOTAL LIABILITIES &
Property, Plant and Equipment, Net	1,600	STOCKHOLDERS' EQUITY	561,100

OTHER ASSETS
Investment in non-filing entity	484,800
Deposit for surety bonds	29,400
Pension asset	—
Intangible pension asset	—
Intangible Assets	—
Uranium inventories	—
US HEU and other	—
Total Other Assets	514,200

INTERCOMPANY	—
TOTAL ASSETS	561,100

						MOR-4

In re USEC Inc.
					Case No.	14-10475 (CSS)
				Reporting Period:		31-Mar-14

				Federal Tax I.D. #		52-2107911

Status of Post-petition Taxes
			(000's)

USEC Inc.			Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability
Federal Taxes
Withholding			$(349)	$641	$(292)	$—
FICA-Employee			$(148)	$281	$(133)	$—
FICA-Employer			$697	$16	$(132)	$581
Unemployment			$38	$—	$—	$38
Income			$—	$—	$—	$—
Other:			$—	$—	$—	$—
Total Federal			$238	$938	$(557)	$619

State & Local
Withholding			$(25)	$127	$(89)	$13
Unemployment			$55	$1	$—	$56
Sales			$(1)	$25	$(25)	$(1)
Excise			$—	$—	$—	$—
Real Property			$—	$—	$—	$—
Personal Property			$—	$—	$—	$—
Other: Income			$(342)	$—	$323	$(19)
Other: Franchise			$30	$15	$—	$45
Total State and Local			$(283)	$168	$209	$94

TOTAL Taxes			$(45)	$1,106	$(348)	$713

Summary of Unpaid Post-petition Debts (See Notes to the MOR)
			(000's)

	Days Past Due
	Current	1-30	31-60	61-90	>91	Total
USEC Inc.	$229	$234	$—	$—	$—	$463

		MOR-5

In re USEC Inc.
	Case No.	14-10475 (CSS)
	Reporting Period:	31-Mar-14

	Federal Tax I.D. #	52-2107911

Accounts Receivable Reconciliation and Aging (See Notes to the MOR)
(000's)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
Accounts Receivable Reconciliation		Amount
Total Accounts Receivable (Net) at the beginning of the reporting period		$17,446
+ Amounts billed during the period		$9,078
- Amounts collected during the period		$(9,080)
Total Accounts Receivable (Net) at the end of the reporting period		$17,444

Accounts Receivable Aging		Amount
Current		$17,444
0 - 30 days old		$—
31 - 60 days old		$—
61 - 90 days old		$—
91+ days old		$—
Total Accounts Receivable		$17,444
Contractual Allowance / Uncollectible		$—
Accounts Receivable (Net)		$17,444

			MOR-6

In re USEC Inc.
		Case No.	14-10475 (CSS)
		Reporting Period:	31-Mar-14

		Federal Tax I.D. #	52-2107911

Payments to Professionals
(000's)

Professionals
Name	Amount Paid During Month	Total Paid to Date
-None-	$0	$0

Total Payments to Professionals	$0	$0

Post Petition Secured Notes Adequate Protection Payments
(000's)

Name of Creditor	Amount Paid During Month
United States Enrichment Corporation - DIP[1]	$3
United States Enrichment Corporation - Secured Intercompany[1]	$628

Total Payments	$631
(1) Interest on the DIP and Secured Intercompany Loan is charged to the loan and is not a cash payment

MOR-7

In re USEC Inc.
		Case No.	14-10475 (CSS)
		Reporting Period:	31-Mar-14

		Federal Tax I.D. #	52-2107911

Debtor Questionnaire

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been been received by the Debtor from any party?	X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X